LIBERTY FLOATING RATE FUND
                           LIBERTY MIDCAP GROWTH FUND
                         LIBERTY VALUE OPPORTUITIES FUND
                          LIBERTY GROWTH INVESTOR FUND

                       Supplement to current Class Z share Prospectuses

Effective August 15, 2000, the Class Z share prospectuses of the above Funds are amended to revise the categories of investors who are eligible to purchase Class Z shares. The following investors are now eligible to purchase Class Z shares:
(i) clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; (ii) a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Liberty Funds Distributor, Inc., the Funds' distributor or through a third party broker-dealer; (iii) any insurance company, trust company or bank purchasing shares for its own account; (iv) any endowment, investment company or foundation and (v) clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates. Initial purchases of Class Z shares are subject to a minimum purchase amount of $100,000, except that purchases by retirement plans described in clause (ii) above are not subject to any initial investment minimum. The Funds reserve the right to change the investment minimums.

G-36/682C-0800                                                 August 21, 2000